SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2024
Subsequent Event [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On July 2, 2024, the Company received a non-repayable financial contribution under the Project Innovation Program for the Development of a Mobilizing Project of $4,041,619 (C$5,535,805) from Investissement Quebec relating to future vehicle development project costs.

On July 30, 2024, the Company and the lenders under the Revolving Credit Agreement agreed to certain accommodations relating to the temporary inclusion of additional assets in the borrowing base until August 16, 2024.
On July 31, 2024, the Company announced a reduction of the Company’s workforce by 30% (representing approximately 300 employees) across Canada and the United States and impacting all areas of the organization, which is expected to be implemented over the upcoming days and will result in mostly temporary lay offs.